Exhibit 99.1

AgriFORCE Growing Systems Appoints Dr. Barrett Mooney as its COO, Strengthening Commitment to Technological Innovation in Sustainable Agriculture and Cryptocurrency Mining

Vancouver, Canada, January 21, 2025 — AgriFORCE Growing Systems Ltd. (NASDAQ: AGRI), a technology-driven company committed to sustainable innovation, today announced the appointment of Barrett Mooney, Ph.D., as its Chief Operating Officer. Dr. Mooney’s extensive expertise in agriculture technology, sustainability, and strategic business growth positions him as a pivotal figure in AgriFORCE’s mission to integrate cutting-edge solutions into its newly acquired cryptocurrency mining and agricultural facility in Alberta, Canada.

Dr. Barrett Mooney: Pioneering Technological Advancements in Agriculture and Sustainability

Dr. Mooney holds a Ph.D. in Agricultural and Biological Engineering from the University of Florida and brings a wealth of experience in leveraging technology to drive sustainable practices. He co-founded and served as CEO of HydroBio Inc., a software company that utilized satellite-driven image analytics to conserve water and maximize crop yields. Under his leadership, HydroBio optimized irrigation for over 250,000 acres, managing 1.5 trillion gallons of water globally before its acquisition by The Climate Corporation, a subsidiary of Monsanto (later acquired by Bayer). At The Climate Corporation, Dr. Mooney led cross-functional teams that employed artificial intelligence and satellite imagery to enhance crop yields and improve sales efficiency.

Dr. Mooney also served as CEO and Chairman of a NYSE-listed aerospace and defense company, leading it through major acquisitions and its transition to a public entity. His expertise spans advising venture-backed startups, venture capital firms, and agricultural retail companies on technology-driven solutions for sustainability.

A Synergistic Vision for Sustainability and Innovation

Jolie Kahn, AgriFORCE’s CEO, added, “Dr. Mooney’s leadership and technological expertise will be instrumental in scaling our efforts to redefine sustainability. By transforming stranded gas assets and high-energy Bitcoin mining operations into drivers of agricultural and economic growth, AgriFORCE is poised to lead the way in sustainable innovation.”

Dr. Mooney’s Perspective on the Future

Dr. Mooney expressed his enthusiasm, stating, “I am honored to join AgriFORCE at such a pivotal moment. The integration of sustainable agricultural practices with energy-intensive operations like Bitcoin mining presents a transformative opportunity. I look forward to leveraging my experience to help AgriFORCE redefine the future of sustainable innovation.”

About AgriFORCE Growing Systems Ltd.

AgriFORCE Growing Systems Ltd. is dedicated to developing and acquiring innovative technologies and integrated solutions for sustainable agriculture. By combining advanced technology with sustainable practices, AgriFORCE aims to address critical challenges in energy and food production, creating scalable models that benefit communities and the environment.

For media inquiries, please contact:

Richard Wong

CFO

AgriForce Growing Systems Ltd.

1-778-658-0533

rwong@agriforcegs.com

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Forward-Looking Statements: This press release contains forward-looking statements that involve risks and uncertainties. Actual results may differ materially from those projected. For more information, please refer to AgriFORCE’s filings with the SEC.

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AgriFORCE Growing Systems Secures Acquisition of Bitcoin Mining Facility in Columbiana County, Ohio

Vancouver, British Columbia, January 23rd, 2025 (GLOBE NEWSWIRE) — AgriFORCE Growing Systems Ltd. (NASDAQ: AGRI), a leading technology-driven innovator, is pleased to announce the acquisition of a state-of-the-art 5 MW bitcoin mining facility located in Columbiana County, Ohio. Purchased for $4.5 million in cash, this acquisition is a pivotal step in AgriFORCE’s commitment to integrating sustainable energy solutions, advanced data operations, and innovative agricultural initiatives to create long-term value for shareholders.

Strategic Opportunity with Scalable Growth Potential

Powered by 5 MW of natural gas energy, the facility is currently operational with over 900 bitcoin mining units and has the capacity to scale up to 1,200 units. Utilizing energy derived from flare natural gas, the facility not only generates consistent revenue but also minimizes its environmental footprint. Plans are in place to enhance operations by repurposing waste heat and implementing carbon capture technology, enabling diversified revenue streams through sustainable agricultural practices, such as premium crop cultivation and aquaculture systems.

Driving Efficiency and Sustainability

David Welch, Chairman of AgriFORCE, underscored the strategic advantages of the acquisition:

“This facility is a testament to our ability to execute on a scalable business model that delivers dual benefits—sustained revenue from cryptocurrency mining and operational cost efficiency from agricultural integration. By combining advanced cryptocurrency applications with our groundbreaking agricultural solutions, we are poised to deliver exponential value to our investors while contributing to a sustainable and forward-looking economy. The convergence of memecoin frenzy, regulatory reform, and energy innovation opens unparalleled avenues for growth, and AgriFORCE is ready to lead the charge in this transformative era.”

A Vision for Growth and Innovation

Jolie Kahn, CEO of AgriFORCE, highlighted the facility’s transformational potential:

“This acquisition reinforces our leadership in blending advanced technology, environmental sustainability, and agriculture. By utilizing waste energy from natural gas flare-powered generators, the facility represents an innovative approach to reducing environmental impact while driving financial growth through bitcoin mining and integrated agricultural solutions, such as microgreens and aquaculture. It’s a replicable model that optimizes both resource efficiency and profitability, setting a new benchmark for sustainable industry practices.”

Kahn added, “As Bitcoin surges to unprecedented all-time highs, fueled by President Trump’s transformation into a crypto advocate and the meteoric rise of $TRUMP coin, we are witnessing what we believe is a pivotal moment in the evolution of digital assets. With the administration’s promise to position the United States as the ‘crypto capital of the planet,’ reduce regulatory barriers, and promote widespread adoption, the crypto market is on the cusp of mainstream integration. At AgriFORCE, we see this as a once-in-a-generation opportunity to align innovative blockchain technologies with our mission of sustainable development.”

Financing Initiatives

As previously disclosed, the Company has also closed on the first tranche of an up to $50 million financing facility with institutional investors. The Company utilized a portion of the first $7 million tranche to pay for the acquisition of the assets. The Company is grateful to its investors for the confidence placed in its ability to execute its business plan with the closing of the third acquisition in six months, which as with the Redwater acquisition is providing immediately cash flow to the Company.

About AgriFORCE Growing Systems Ltd.

AgriFORCE Growing Systems Ltd. (NASDAQ: AGRI) is a forward-thinking technology company dedicated to solving critical challenges in agriculture, sustainability, and environmental stewardship. By leveraging advanced technologies and innovative business models, AgriFORCE aims to deliver value for shareholders while creating lasting benefits for communities and ecosystems.

Follow AgriFORCE on Social Media:

●	Twitter: @agriforcegs
●	Facebook: AgriFORCE Growing Systems Ltd.
●	LinkedIn: AgriFORCE Growing Systems Ltd.

Forward-Looking Statements

Statements made in this press release include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements can be identified by the use of words such as “may,” “will”, “plan,” “should,” “expect,” “anticipate,” “estimate,” “continue,” or comparable terminology. Such forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate and involve factors that may cause actual results to differ materially from those projected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Risk Factors” in the Company’s Period Reports on Forms 10-K and 10-Q, as may be supplemented or amended by the Company’s Current Reports on Form 8-K. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise. No information in this press release should be construed as any indication whatsoever of the Company’s future revenues, results of operations, or stock price.

For more information, visit www.agriforcegs.com.

For media inquiries, please contact:

Richard Wong

CFO

AgriForce Growing Systems Ltd.

1-778-658-0533

rwong@agriforcegs.com